Exhibit 99.2

Fourth Quarter 2014 Earnings Presentation

February 26, 2015

Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in the appendix and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2014 under the caption “Risk Factors,” in Part I, Item 1A. and in our other filings with the SEC.

2

Walter Investment Overview

Servicing, Originations & Complementary Businesses

Walter Capital Opportunity Corp.

Reverse

Diversified Mortgage Banking Operations

Business model designed to align interest with key constituencies

Continued focus on enhancing differentiated platform and improving consumer experience

Servicing platform and quality highly rated by S&P, Moody’s, Fitch and FNMA

Diversified capabilities position business for sustainable growth in changing sector

Complementary businesses leverage the 2.3 MN unit servicing portfolio and scale in sector

Originations business focused on retention opportunity and growing the Retail and Consumer Direct channels

Reverse Mortgage business a leading issuer and servicer in sector

Investment Management business capitalizing on Walter’s depth and scale in mortgage sector and leveraging our relationship with WCO as a capital partner

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

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Working to Support Affordable, Sustainable Homeownership

Over the last 3 years Walter Investment has assisted Financial over 250,000 consumers with solutions to support affordable, sustainable Insurance homeownership

Completed 66,000 modifications during 2014; approximately 133,000 over the last three years

Originated approximately 56,000 HARP loans during 2014; approximately 119,000 HARP loans since inception

251,589

129,461

26,341

Combined Customer Modifications and HARP Originations

300,000

250,000

200,000

150,000

100,000

50,000

0

2012

2013 Cumulative

2014 Cumulative

2012

2013

2014

Significant alignment exists between the servicer, the regulators, our clients and our consumers as we pursue a best-in-class culture of compliance and enhanced consumer experience

Driving enhanced processes to quickly and efficiently deal with complaints and consumer issues

Increased resources dedicated to root cause analysis and deployment of initiatives aimed at improving the consumer experience

Launched updated borrower facing web site with enhanced functionality for consumers

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

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2014 in Review

Servicing, Originations and Other segments each performed within range of Outlook provided in February 2014; Reverse performance drove results below expectations

18% year-over-year growth in total servicing portfolio:

18% growth in mortgage servicing portfolio driven by additions from ~$61 BN UPB of MSR acquisitions and sub-servicing contracts and ~$19 BN UPB of MSR replenishment from the Originations segment

14% growth in reverse servicing portfolio from organic originations activities and flow servicing additions

16% year-over-year growth in Originations funded volumes with significant growth in the correspondent channelChallenging year for Reverse segment as effects of significant product changes were realizedStrong performance in complementary businesses

Servicing, Reverse & complementary businesses contributed 73% of AEBITDA with the anticipated decline in Originations AEBITDA from the 2013 HARP peak

Reverse Mortgage

Originations Funded Volume

16% Growth YoY

Servicing Portfolio UPB

18% Growth YoY

AEBITDA

$ (Billions)

$ (Billions)

$ (Billions)

300

250

200

150

100

50

0

25

20

15

10

5

0

800

600

400

200

0

FY 2013

FY 2014

FY 2013

FY 2014

FY 2013

FY 2014

Mortgage Servicing

Reverse Servicing

Consumer Lending

Correspondent Lending

Servicing, Reverse & Complementary

Originations

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

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Q4 2014 Review and Highlights

Financial Results	
Financial Results	• AEBITDA of $85.0 MN; Adjusted Loss(1) after tax of ($0.06) per share • GAAP net loss of ($44.0 MN), or ($1.17) per share • Expenses related to legal and regulatory matters not considered in the ordinary course of business were $50.4 MN in the quarter and $100.8 MN for the year • Balance sheet reserves of $87 MN at December 31, 2014 for legal and regulatory contingencies • Shortfall from 2014 Outlook provided in early November attributable to: ◦ Increased advance provisions primarily in Servicing (~$20.0 MN) ◦ Originations margins affected by interest rate volatility (lower pull through and execution gains) and catch up payment of certain HARP fees (~$9.0 MN) ◦ Planned sale of an equity investment delayed to Q1 2015 (~$14.0 MN)

Segment Results

Servicing, ARM & Insurance

- $71.5 MN of AEBITDA; $18.0 MN of Adjusted Earnings(1)
- Combined AEBITDA margin of 12 bps of Average UPB
- Closed ~$14BN UPB of MSR acquisitions with required regulatory approvals
- Disappearance rate of 12.8% net of recapture

Originations

- $12.2 MN of AEBITDA and $9.3 MN of Adjusted Earnings(1)
- Funded $5.0 BN of UPB; combined direct margin in all channels of 64 bps
- Originated approximately 9,600 HARP loans; approximately 375,000 "in the money" HARP eligible accounts in the portfolio

Reverse

- $0.7 MN of AEBITDA; ($0.5 MN) of Adjusted Loss(1)
- Issued $416.1 MN of HECM securitizations, ranking #1 for HMBS issuances; blended cash margin of 332 bps
- Originated approximately $355.9 MN of UPB

Walter INVESTMENT MANAGEMENT CORP.

(1) Unless otherwise stated, Adjusted Earnings (Loss) is shown on a pre-tax basis, as it is reconciled to income (loss) before taxes. The Company no longer includes changes in valuation inputs as a component of its Adjusted Earnings before taxes (formerly known as "APTE" or "Core Earnings") calculation and has reflected this change in all previously reported periods as disclosed in this document.

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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Combined Servicing Margin / Review[1]

Combined Servicing Margin Summary

	2014		Q4 2014		Q3 2014		Q4 2013	
	AEBITDA	Adjusted Earnings	AEBITDA	Adjusted Earnings	AEBITDA	Adjusted Earnings	AEBITDA	Adjusted Earnings
Servicing (MN)	$ 311	$ 118	$ 57	$ 4	$ 74	$ 18	$ 65	$ 18
ARM (MN)	24	23	6	6	7	8	4	4
Insurance (MN)	45	45	8	8	8	8	11	11
	$ 380	$ 186	$ 71	$ 18	$ 89	$ 34	$ 80	$ 33
Combined servicing margin (in bps)	16	8	12	3	15	6	15	6
Adjusted Average UPB Serviced (BN)[2]	$ 237	$ 237	$ 239	$ 239	$ 233	$ 233	$ 211	$ 211

- **2014 combined margin in line with outlook provided in February 2014**
- **Combined servicing margin of 16 bps for 2014 within the 14 - 18 bps range**
- **Q4 margin affected by elevated levels of advance provisions associated with growth in portfolio, aging of balances and collection experience**

(1) Analysis of performance requires combination of Servicing, ARM and Insurance for comparability to peers.
(2) Adjusted Average UPB Serviced and AEBITDA for 2014 include adjustments related to servicing fee economics to reflect MSR acquisitions closed during certain quarters as though they were closed at the beginning of the quarter as economics (cash flows) were actually recorded for the full quarter.

Walter Investment Management Corp.

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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

18% Portfolio Growth in 2014

$9 BN Average Net Growth Per Quarter

250

200

150

100

50

0

$ (Billions)

$202.1

$238.1

2014 UPB Growth

2014 UPB Bridge

($ BNs)

$238.1 $202.1 $61.1

($43.6)

$18.5

198.8

Pay-offs, sales and curtailments(1)

Ditech originations volume

Acquisitions 3.3

12/31/2013 12/31/2014

Walter received required GSE approvals and closed on ~$14 BN UPB during Q4 2014

(1)	Amount presented has been grossed up for loan sales associated with servicing retained/recapture activities.
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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Originations

Originations

Accomplishments

Business Environment

2015 Focus

Ditech ranked as a Top 20 Originator by UPB

Launched FHA product

Recapture rate of 37% for 2014

16% year-over-year growth in funded volume

Lower margins driven by business mix shift to Correspondent Lending channel

Reduced HARP opportunity drives transition to the consumer direct and retail channels

Interest rate environment driving solid early performance in Q1 2015

Continued focus on HARP opportunity during last year of program

Growth of Consumer Lending channels to capture anticipated increase in purchase market

Expansion of product offerings

Significant reduction in run-rate costs with continued focus on optimization of the platform

Well positioned to take advantage of expected growth in originations market and current low interest rate environment

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reverse

Reverse

Accomplishments

Business Environment

2015 Focus

RMS #1 HMBS issuer by UPB

RMS is the #2 HECM lender by volume, holding approximately 10% market share for the full year 2014

14% year-over-year growth in servicing portfolio

New financial assessment requirements expected to negatively impact market volumes; anticipated offset from growth of retail

Retail margins remain robust

Pricing for correspondent product remains competitive

Demographics for the business very positive

Growth of Consumer Direct channel to capture market share

Growth of sub-serviced portfolio

Further improvements in operational efficiencies and automation to reduce cost base and optimize margins

Integrated platform well positioned to capitalize on changing sector dynamics

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Strategic Initiatives Update

Review of the Balance Sheet and Capital Structure

Operational Enhancements

Monetized an equity investment in Q1 2015

Executed non-binding letter of intent to sell residual interest in 7 of the 11 Residual

Trusts

Actively looking at alternatives to maximize the value of the Insurance business

Initiatives could produce cash proceeds of $200—$300 MN

Continued review of additional opportunities:

Liability management alternatives

Select MSR dispositions

Actions taken to improve efficiency implemented in January expected to result in annual run-rate savings of $40 MN; with $35 MN realized in 2015

Additional cost-savings opportunities of at least $35 MN with

$25 MN expected to be realized in 2015 related to the below initiatives:

Capturing opportunities for enhanced benefits from shared services

Consolidation of Green Tree Servicing and Ditech in 2H 2015

Significant acceleration of automation efforts will increase efficiencies company-wide

One-time costs associated with the implementation of these initiatives are not expected to exceed $15 MN

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Regulatory Update

FHFA Proposed Capital Requirements

Servicing, ARM &

FHFA issued Insurance its proposed capital requirements on January 30, 2015

Assessed at Seller/Servicer level

Includes minimum net worth and liquidity measures

Our Seller/Servicers would currently be in compliance with the new requirements, considering RMS’s waiver, if the proposed rules were in effect today

Servicing Compliance

National Mortgage Settlement

OMSO issued report covering the first and second quarter’s compliance with NMS on December 16, 2014

Green Tree passed all metrics tested, including two metrics covered by corrective action plans

FTC/CFPB Significant Initiatives

Agreed to proposed stipulated order to settle matter; FTC, CFPB and court approvals pending

Financial statements include accrual for the full amounts related to the anticipated resolution of this matter

Settlement amount will be made from available cash on hand

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Consolidation & Rebranding of Mortgage Business

Consolidation of Ditech Mortgage and

Green Tree Servicing Into One Legal Entity

Single public facing brand to be Ditech, a Walter Company

Expected to allow greater focus on our consumers and enhance our brand recognition

Mortgages originated by Ditech will be serviced by the same brand

Improves consumer experience with the servicer

Enhances retention efforts through brand consistency

Expected to enable better leverage of resources and talent across the businesses

Expected to drive operational efficiencies and lead to a stronger, more unified end-to-end mortgage companyNo changes to seller/servicer approvals as a result of consolidation

Consolidated mortgage operation will partner with our consumers to achieve sustainable homeownership

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Market / Sector Outlook

Servicing Segment:

MSR Market Activity Remains Robust—Supply Increasing

Servicing, Credit quality ARM improving & with economy

Bank Insurance sales of non-core portfolios

Flow sales from independent originators

Strategic sales from non-bank servicers

Pricing remains competitive

Regulatory oversight of industry continues at heightened level

Base servicing standards, capital requirements in focus

Focus on compliance and consumer experience

Originations Segment:

Economic and Interest Rate Environment Conducive to Healthy Mortgage Market

2015 originations expected to grow 7% from 2014 levels to $1.2 trillion

Recent rate declines driving renewed refinancing activity

Home price appreciation forecasted at 4.9% for 2015

Reverse Segment:

Supportive Demographic Trends and Expiring Draw Restrictions Drive Opportunity

Homeowners aged 62 and older hold a combined $3.8 trillion in equity in their homes

Reverse mortgages are expected to become an increasingly important financial planning tool for baby boomers

Loans originated in 2014 with utilization caps reach their 13th month and draw restrictions expire

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

2015 Select Targets (1)

Segment	Targets
Servicing, ARM & Insurance	• Growth in UPB serviced of 10%+ • 14 – 18 bps combined AEBITDA margin • 2015 UPB growth includes blend of bulk MSR purchases and sub-servicing to be acquired with capital partner
Originations	• $5 – $10 BN UPB from Consumer Lending channel at 80 – 120 bps direct margin • $15 – $18 BN UPB from Correspondent Lending channel at 10 – 20 bps direct margin • Continued growth of retail and consumer direct channels
Reverse	• Average servicing UPB of ~$20 BN • Origination volume of $1 – $1.5 BN at 300 - 500 bps blended cash margin • Continued focus on growth of retail channel • Realization of earnings from tail draws; ~$475 MN to become eligible for draw during 2015
Other Factors	• Positive impacts of operational enhancements • Effects of flexibility provided by Balance Sheet initiatives • Potential upside to new business additions through sub-servicing opportunities

(1) These are select targets we have used to develop our 2015 business plan. These targets do not represent all of the factors affecting the result of operations, including expenses, fair value adjustments, legal and regulatory matters, etc. These are not projections, are forward-looking statements, and actual results may differ materially from these targets. Please refer to the forward-looking statements in the appendix.

Walter Investment Management Corp.

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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Key Investment Highlights

Strategic plan designed to provide sustainable growth and achieve strong investment returns

1	Strengthen balance sheet and drive operating efficiencies

Deploy capital opportunistically

Platform well positioned to take advantage of sector opportunities

Solid strategic client relationships

2	Track record of performance

Significant supply in markets

2015 evolutionary year for originations business as market is expected to improve

3	Capitalize on embedded retention opportunity

Grow consumer and correspondent channels

4	Maintain focus on shift to sub-servicing model with WCO as the catalyst

Potential future sector opportunities as new mortgage market landscape develops

5	Non-agency originations

Private label securitization returns

Consolidation of sub-scale participants

Regulatory oversight driving an environment of consistency and stability with a focus on improved 6 consumer experience

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Appendix:

Supplemental Information & Reconciliations

Use of Non-GAAP Measures and Definitions

Generally Accepted Accounting Principles (“GAAP”) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided the following non-GAAP financial measures in this presentation: Adjusted Earnings, Adjusted EBITDA and Funds Generated in Period. See the definitions below for a description of how these items are presented and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.

Management considers Adjusted Earnings (Loss), Adjusted EBITDA and Funds Generated in Period, each of which is a non-GAAP financial measure, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted Earnings, Adjusted EBITDA and Funds Generated in Period are utilized to assess the underlying operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Earnings (Loss), Adjusted EBITDA and Funds Generated in Period are not presentations made in accordance with GAAP and our use of these terms may vary from other companies in our industry. These non-GAAP financial measures should not be considered as alternatives to (1) net income (loss) or any other performance measures determined in accordance with GAAP or (2) operating cash flows determined in accordance with GAAP. These measures have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and Adjusted EBITDA only as supplements. Users of our financial statements are cautioned not to place undue reliance on Adjusted Earnings (Loss) and Adjusted EBITDA, Adjusted Earnings (Loss) is a supplemental metric used by management to evaluate our Company’s underlying key drivers and operating performance of the business. Adjusted Earnings (Loss) is defined as income (loss) before income taxes plus fair value changes due to changes in valuation inputs and other assumptions, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment, certain depreciation and amortization costs related to the increased basis in assets (including servicing rights and sub-servicing contracts) acquired within business combination transactions (or step-up depreciation and amortization), transaction and integration costs, share-based compensation expense, non-cash interest expense, the net impact of the Non-Residual Trusts, fair value to cash adjustments for reverse loans, and certain other cash and non-cash adjustments, primarily including severance expense and certain other non-recurring start-up and exit costs. Adjusted Earnings (Loss) excludes unrealized changes in fair value of MSRs that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities. Adjusted Earnings (Loss) may from time to time also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors with a supplemental means of evaluating our operating performance.

Adjusted EBITDA eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, depreciation and amortization, interest expense on corporate debt, amortization of servicing rights and other fair value adjustments, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment, fair value to cash adjustment for reverse loans, non-cash interest income, share-based compensation expense, servicing fee economics, Residual Trusts cash flows, transaction and integration related costs, the net impact of the Non-Residual Trusts and certain other cash and non-cash adjustments primarily including severance expense, the net provision for the repurchase of loans sold and certain other non-recurring start-up and exit costs. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.

Funds Generated in Period is calculated as Adjusted EBITDA, as described above, less capital expenditures, cash paid for corporate debt interest expense and income taxes. Management believes Funds Generated in Period is useful as a supplemental indicator of the cash capable of being generated by the business during the relevant period and for that purpose considers the values of the OMSRs created during the period as equivalent to cash on the assumption that such OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books. There can be no assurance that the OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books. Funds Generated in Period does not represent cash flow or cash available for investment.

Amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that any target will be achieved and the Company undertakes no duty to update any target. Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Annual Report on Form 10-K for the year ended December 31, 2014 and our other filings with the SEC, for important information regarding Forward Looking Statements and the use and limitations of Non-GAAP Financial Measures. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of any forward-looking financial measures presented herein.

Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail in Item 1A. “Risk Factors” and in our other filings with the SEC.

In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:

our ability to operate our business in compliance with existing and future rules and regulations affecting our business, including those relating to the origination and servicing of residential loans, the management of third-party assets and the insurance industry (including lender-placed insurance), and changes to, and/or more stringent enforcement of, such rules and regulations; increased scrutiny and potential enforcement actions by federal and state agencies, including a pending investigation by the CFPB and the FTC and a pending investigation by the Department of Justice and HUD; uncertainties related to inquiries from government agencies into advertising and loan solicitation, underwriting, loan origination, securitization, collection, foreclosure, loss mitigation, bankruptcy, loan servicing transfers and insurance, including lender-placed insurance; the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters; uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims); potential costs and uncertainties associated with and arising from litigation, regulatory investigations and other legal proceedings; our dependence on U.S. government-sponsored entities (especially Fannie Mae) and agencies and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various GSE, agency and other capital requirements applicable to our business, and our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective residential loan and selling and servicing guides; uncertainties relating to the status and future role of GSEs, and the effects of any changes to the origination and/or servicing requirements of the GSEs or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities; our ability to maintain our loan servicing, loan origination, insurance agency or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements; our ability to comply with the servicing standards required by the National Mortgage Settlement; operational risks inherent in the mortgage servicing business, including reputational risk; risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, as well as our ability to incur substantially more debt;

Forward-Looking Statements

our ability to renew advance financing facilities or warehouse facilities and maintain borrowing capacity under such facilities; our ability to maintain or grow our servicing business and our residential loan originations business; our ability to achieve our strategic initiatives; changes in prepayment rates and delinquency rates on the loans we service or sub-service; the ability of our clients and credit owners to transfer or otherwise terminate our servicing or sub-servicing rights; a downgrade in our servicer ratings or credit ratings;

our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio;

local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments; uncertainty as to the volume of originations activity we will benefit from following the expiration of HARP, which is scheduled to occur on December 31, 2015; risks associated with the origination, securitization and servicing of reverse mortgages, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, continued demand for HECM loans and other reverse mortgages, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails; our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital, make arrangements with potential capital partners and develop new business, including acquisitions of mortgage servicing rights and the development of our originations business, all of which are subject to customer demand and various third-party approvals; our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments; the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation; changes in interest rates and our ability to effectively hedge against such changes; risks associated with technology and cybersecurity, including the risk of technology failures or cyber-attacks against us or our vendors and our ability to implement adequate internal security measures and protect confidential borrower information; our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions; uncertainties regarding impairment charges relating to our goodwill or other intangible assets; our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; our ability to manage conflicts of interest relating to our investment in WCO; and risks related to our relationship with Walter Energy, including tax risks allocated to us in connection with our spin-off from Walter Energy.

All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties.

Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

GAAP Financial Results

($ in millions)

$ in millions except per share amounts

FY 2014 4Q14 3Q14 4Q13

Income Statement

Total revenues $ 1,487.2 $ 317.5 $ 386.0 $ 402.8

Total expenses(1,625.0)(429.9)(389.5)(382.6)

Other gains (losses) 18.5 3.3 16.2(13.3)

Income tax (expense) benefit 9.0 65.1(83.5) 2.9

Net income (loss) $ (110.3) $(44.0) $(70.8) $ 9.8

Net income (loss) per diluted share $ (2.93) $(1.17) $(1.88) $ 0.26

As of As of As of

12/31/2014 09/30/2014 12/31/2013

Balance Sheet

Total Assets $ 18,992.0 $ 18,442.0 $ 17,387.5

Total Liabilities $ 17,915.3 $ 17,324.5 $ 16,220.5

Equity $ 1,076.7 $ 1,117.5 $ 1,167.0

Non-Recourse Liabilities ($12.9 BN) Comprise 72% of Total Liabilities

$ in millions

Reverse Mortgage				
	Assets	$	9,877.5	➢ Net fair value liability of $74.4 MN in Reverse Mortgage is a positive to tangible net worth over time
	Liabilities	$	9,951.9	
	Equity	$	(74.4)	
Residual Trusts				
	Assets	$	1,376.2	➢ $270.3 MN of residual interest in legacy Walter Investment portfolio
	Liabilities	$	1,105.9	
	Equity	$	270.3	
Non-Residual Trusts				
	Assets	$	625.4	➢ Net fair value liability of $27.8 MN associated with mandatory clean-up call obligation in Non-Residual Trusts
	Liabilities	$	653.2	
	Equity	$	(27.8)	
Servicer and Protective Advance Financing Facilities				
	Assets	$	1,328.2	➢ $167.0 MN of equity in servicer advance trusts
	Liabilities	$	1,161.2	
	Equity	$	167.0	

Assets of $13.2 BN collateralize $12.9 BN of non-recourse liabilities

Walter INVESTMENT MANAGEMENT CORP.

22

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Servicing Segment

Servicing Key Metrics

$ in millions

Servicing fees	$ 682.0	$ 169.1	$ 170.6	$ 142.3
Incentive and performance fees	100.7	23.9	21.4	25.6
Ancillary and other fees	84.5	21.4	22.2	20.1
Servicing revenue and fees	$ 867.2	$ 214.4	$ 214.2	$ 188.0
Amortization of servicing rights	(40.4)	(11.0)	(9.6)	(8.5)
Other changes in fair value	(149.0)	(41.3)	(45.5)	(37.4)
Changes in valuation inputs	(124.5)	(50.1)	(5.3)	16.2
Change in fair value of excess servicing spread liability	(2.8)	(0.1)	$ (2.6)	$ —
Net servicing revenue and fees	550.5	111.9	151.2	158.3
AEBITDA/average UPB	13	10	13	12
Serviced UPB (in billions)	238.1	238.1	229.6	202.1
Serviced units (in millions)	2.2	2.2	2.2	2.0
Adjusted Average UPB serviced (in billions)(1)	$ 236.6	$ 238.8	$ 233.3	$ 211.0
Disappearance Rate(2)	13.5%	12.8%	14.1%	14.2%

(1) Adjusted Average UPB Serviced and AEBITDA for 2014 include adjustments related to servicing fee economics to reflect MSR acquisitions closed during certain quarters as though they were closed at the beginning of the quarter as economics (cash flows) were actually recorded for the full quarter.

(2) The disappearance rate is equal to the proportion of the principal in the portfolio that is paid off or charged off in the period. Recaptured accounts are netted in the principal pay offs to calculate a net disappearance rate. Disappearance rates do not reflect the impact of assets which were sold by the owner and transferred to another servicer. The disappearance rate for 4Q 2013 was adjusted to reflect the timing of third party loans as if they were sent to third party, refinanced and returned to the GT portfolio in the same month.

Walter Investment Management Corp.

23

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Originations Segment

Originations Data by Channel

$ in billions

Applications

FY 2014 4Q14 3Q14 4Q13

Consumer Lending $ 12.1 $ 2.5 $ 3.2 $ 3.1

Correspondent Lending 15.1 4.8 3.9 3.2

$ 27.2 $ 7.3 $ 7.1 $ 6.3

Pull-Through Adjusted Locked Volume

FY 2014 4Q14 3Q14 4Q13

Consumer Lending $ 8.3 $ 1.7 $ 2.1 $ 2.5

Correspondent Lending 11.0 3.4 2.9 2.1

$ 19.3 $ 5.1 $ 5.0 $ 4.6

Funded Volume

FY 2014 4Q14 3Q14 4Q13

Consumer Lending $ 8.2 $ 1.6 $ 2.5 $ 2.6

Correspondent Lending 10.3 3.4 3.1 2.1

$ 18.5 $ 5.0 $ 5.6 $ 4.7

Sold Volume

FY 2014 4Q14 3Q14 4Q13

Consumer Lending $ 8.4 $ 1.7 $ 2.6 $ 3.0

Correspondent Lending 10.0 3.3 3.0 2.1

$ 18.4 $ 5.0 $ 5.6 $ 5.1

FY 2014 4Q14 3Q14 4Q13

Recapture Rate(1) 37% 28% 39% 49%

(1) Recapture rate represents the percent of the UPB voluntarily paying off from portfolio that we are able to refinance into new loans.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Consumer Lending Origination Economics

bps FY 2014 4Q14 3Q14 4Q13

Gain on Sale(1) 495 416 523 482

Fee Income(2) 10 — 7 5

Direct Expenses(2)(211)(259)(177)(178)

Direct Margin 294 157 353 309

(1)	Calculated on pull-through adjusted locked volume.
(2)	Calculated on funded volume.

Correspondent Lending Origination Economics

Bps FY 2014 4Q14 3Q14 4Q13

Gain on Sale(1) 46 41 54 59

Fee Income(2) 11 10 11 11

Direct Expenses(2)(45)(41)(39)(65)

Direct Margin 12 10 26 5

(1)	Calculated on pull-through adjusted locked volume.
(2)	Calculated on funded volume.

Capitalized MSR

FY 2014 4Q14 3Q14 4Q13

Capitalized MSR$ in thousands(MN) $ 214.3 $ 58.7 $ 57.4 $ 69.6

Base MSR (MN) $ 165.8 $ 43.8 $ 46.6 $ 56.0

Excess MSR (MN) $ 48.5 $ 14.9 $ 10.8 $ 13.6

Base MSR Multiple 3.97 3.88 3.90 4.38

Excess MSR Multiple 3.96 4.30 4.01 3.68

16,692,61 4,507,21 4,774,81 5,109,20

Loans sold 9 9 6 2

2,401,61 2,158,71 2,558,24

Loans sold with excess 8,105,634 0 7 24 5

Reverse Mortgage Segment

Reverse Mortgage Key Metrics

$ in millions

FY 2014 4Q14 3Q14 4Q13

Interest income $ 398.9 $ 103.6 $ 100.1 $ 94.6

Interest expense(372.3) (96.1) (94.2) (87.8)

Net interest margin(1) $ 26.6 $ 7.5 $ 5.9 $ 6.8

Blended cash generated(2) 58.8 14.7 14.3 20.0

Fair value of loans and HMBS securities 24.6 18.3 5.1(0.4)

Fair value $ 110.0 $ 40.5 $ 25.3 $ 26.4

Net servicing revenues and fees 35.4 9.8 9.2 6.9

Other 11.8 2.8 2.9 5.8

Total revenue $ 157.2 $ 53.1 $ 37.4 $ 39.1

Funded volume(3) $ 1,139 MN $ 356 MN $ 239 MN $ 566 MN

Securitized volume $ 1,480 MN $ 416 MN $ 290 MN $ 555 MN

Blended cash margin 378 bps 332 bps 470 bps 348 bps

Serviced UPB (in billions) $ 18.0 $ 18.0 $ 17.3 $ 15.9

Serviced units 110,498 110,498 106,255 96,859

(1) Representative of servicing fee for on-balance sheet residential loans serviced. (2) Cash generated by origination, purchase and securitization of HECM loans. (3) Funded volumes exclude securitized tail volumes.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of GAAP Income (Loss) Before Income Taxes to Non-GAAP Adjusted EBITDA

$ in millions For the Three Months For the Three Months

Ended December 31, 2014 For the Year Ended December 31, 2014 Ended December 31, 2013 For the Year Ended December 31, 2013

Income (loss) before income taxes $ (109.1) $ (119.3) $ 6.9 $ 412.8

Add:

Depreciation and amortization 17.8 72.7 19.3 71.0

Interest expense 38.2 155.0 36.2 127.1

EBITDA(53.1) 108.4 62.4 610.9

Add/(Subtract):

Amortization of servicing rights and other fair value

adjustments 97.0 306.9 30.5(5.5)

Non-cash share-based compensation expense 3.0 14.5 3.2 13.0

Transaction and integration costs 1.5 7.0 2.8 18.9

Debt issuance costs not capitalized — — 8.9 15.6

Fair value to cash adjustments for reverse loans(18.3)(24.6) 0.4 18.0

Net impact of Non-Residual Trusts(0.6)(12.3) 2.4(2.3)

Loss on debt extinguishment — — 12.5 12.5

Non-cash interest income(3.8)(15.7)(4.5)(18.0)

Residual Trust cash flows 1.2 9.9 0.1 3.6

Servicing fee economics 2.1 11.9 2.5 2.5

Legal and regulatory matters 50.4 100.8 — —

Goodwill impairment — 82.3 — —

Other 5.6 15.1 7.6 22.5

Sub-total 138.1 495.8 66.4 80.8

Adjusted EBITDA $ 85.0 $ 604.2 $ 128.8 $ 691.7

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of GAAP Income (Loss) Before Income Taxes to Non-GAAP Adjusted Earnings(1)

($ in millions, except per share amounts)

For the Three Months For the Three Months

Ended For the Year Ended Ended For the Year Ended

December 31, 2014 December 31, 2014 December 31, 2013 December 31, 2013

Income (loss) before income taxes $ (109.1) $ (119.3) $ 6.9 $ 412.8

Add back:

Step-up depreciation and amortization 10.1 43.6 13.4 51.5

Step-up amortization of sub-servicing rights 9.3 33.3 6.5 30.4

Non-cash interest expense 1.5 12.1 4.1 12.3

Non-cash share-based compensation expense 3.0 14.5 3.2 13.0

Transaction and integration costs 1.5 7.0 2.8 18.9

Debt issuance costs not capitalized — — 8.9 15.6

Fair value to cash adjustments for reverse loans(18.3)(24.6) 0.4 18.0

Fair value changes due to changes in valuation inputs

and other assumptions 44.1 114.8(16.2)(153.3)

Net impact of Non-Residual Trusts(0.6)(12.3) 2.4(2.3)

Loss on extinguishment of debt — — 12.5 12.5

Legal and regulatory matters 50.4 100.8 — —

Goodwill impairment — 82.3 — —

Other 4.6 13.6 5.6 12.6

Adjusted Earnings before taxes $ (3.5) $ 265.8 $ 50.5 $ 442.0

Adjusted Earnings after tax (39%) $ (2.1) $ 162.1 $ 30.8 $ 269.6

Adjusted Earnings after taxes per diluted common and

common equivalent share. $ (0.06) $ 4.31 $ 0.81 $ 7.15

(1) The Company has elected to exclude changes in valuation inputs as a component of its Adjusted Earnings calculation and has reflected this change in all previously reported periods disclosed in this document.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of Funds Generated in Period to Net Increase in Cash and Cash Equivalents

($ in millions)

For the three For the three

months ended For the year ended months ended For the year ended

December 31, 2014 December 31, 2014 December 31, 2013 December 31, 2013

Adjusted EBITDA $ 85.0 $ 604.2 $ 128.8 $ 691.7

Less:

Cash Interest Expense on Corporate Debt(47.2)(132.5)(28.3)(100.7)

Cash Taxes/Refund 1.3 5.3(1.6)(96.8)

Capital Expenditures(4.3)(21.6)(12.2)(38.6)

Funds Generated in Period $ 34.8 $ 455.4 $ 86.7 $ 455.6

Investing and Financing activity and other uses of Funds Generated in Period:

Investment in retained OMSRs(1)(58.7)(214.3)(69.6)(187.7)

Net investment in originations activity(2)(8.1)(14.4) 35.5(91.7)

Net activity for servicing advances 218.8 168.2(69.0)(160.3)

Net investment in reverse mortgage activity(7.2)(5.8)(5.6)(56.5)

Sale of excess servicing spread(4.6) 68.6 — —

Acquisitions, including related transaction costs(3)(101.2)(549.2)(246.6)(1,303.6)

Net borrowings of corporate debt(4)(4.0)(17.2) 324.1 1,322.3

Other working capital(75.5)(63.0) 31.0 71.7

Change in Cash $ (5.7) $ (171.7) $ 86.5 $ 49.8

Cash flows provided by (used in) operating activities(210.8)(204.3) 230.0(1,810.5)

Cash flows provided by (used in) investing activities(310.7)(1,244.1)(741.1)(3,776.1)

Cash flows provided by (used in) financing activities 515.8 1,276.7 597.6 5,636.4

Total change in cash(5.7)(171.7) 86.5 49.8

(1)	Represents originated MSRs that have been capitalized upon transfer of loans.

(2) Represents originations activity including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights. (3) Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.

(4)	Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.

28

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-K for the year ended December 31, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.